UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2023

APARTMENT INCOME REIT CORP.
APARTMENT INCOME REIT, L.P.
(Exact name of Registrant as Specified in Its Charter)

Maryland (Apartment Income REIT Corp.)	001-39686	84-1299717
Delaware (Apartment Income REIT, L.P.)	000-24497	84-1275621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1700
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 757-8101

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Income REIT Corp. Class A Common Stock	AIRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 25, 2023, the Board of Directors of Apartment Income REIT Corp. (“AIR”) and AIR-GP, Inc., the general partner of Apartment Income REIT, L.P. (the “Partnership” and together with AIR, the “Companies”), appointed Molly H.N. Syke, 36, as Vice President and Chief Accounting Officer (principal accounting officer) of the Companies, effective immediately.
Ms. Syke joined the Companies in August 2021 and has served as Vice President and Controller until this promotion. Prior to joining the Companies, Ms. Syke served as Senior Director and Assistant Global Controller at Molson Coors Beverage Company from November 2018 to August 2021. Prior to that, also at Molson Coors, Ms. Syke served as Director of SEC Reporting and Treasury Accounting from December 2016 to August 2018 and SEC Reporting & Technical Accounting Manager from July 2013 to November 2016. Prior to joining Molson Coors, Ms. Syke was an Audit Senior at Deloitte & Touche, LLP from September 2009 to July 2013. She is a certified public accountant.
Ms. Syke will be compensated consistent with AIR’s compensation program, which consists of base pay, short-term incentive pay, which is based on Ms. Syke’s individual performance, AIR’s performance, and long-term incentive pay, which is based in part on AIR’s performance. Ms. Syke is not party to any arrangement or understanding with any person pursuant to which she was appointed as Vice President and Chief Accounting Officer and she is not party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Companies. There are no family relationships between Ms. Syke and any of the directors and executive officers of the Companies.
Item 9.01 Financial Statements and Exhibits.
The following exhibits are furnished with this report:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INCOME REIT CORP.

Date:	July 28, 2023	By:	/s/ Paul Beldin
Paul Beldin Executive Vice President and Chief Financial Officer

APARTMENT INCOME REIT, L.P.
By: AIR-GP, Inc., its General Partner
		By:	/s/ Paul Beldin
Paul Beldin Executive Vice President and Chief Financial Officer